                                                                      Exhibit 99

                           SECTION 302 CERTIFICATION

     I, James L. Koenig, Chief Financial Officer, certify that:

     1. I have reviewed this annual report on Form 10-K of Eye Care International, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

Date: September 20, 2002                        by: /s/ James L. Koenig
                                                --------------------------
                                                James L. Koenig
                                                Chief Financial Officer



                           SECTION 302 CERTIFICATION

     I, Clark A. Marcus, Chief Financial Officer, certify that:

     1. I have reviewed this annual report on Form 10-K of Eye Care International, Inc.;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statement were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

Date: September 20, 2002                        by: /s/ Clark A. Marcus
                                                --------------------------
                                                Clark A. Marcus
                                                Chief Executive Officer

                            SECTION 906 CERTIFICATION



         I, Clark A. Marcus, Chief Executive Officer of Eye Care International, Inc., certify, pursuant to 18 U.S.C, (S)1350, as enacted by (S)906 of the Sarbanes-Oxley Act of, that:

         (1) the Annual Report on Form 10-KSB for the year ended December 31, 2001 (the "Annual Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Eye Care International, Inc.

 Dated: September 20, 2002              by: /s/ Clark A. Marcus
                                           -------------------------------------
                                            Clark A, Marcus
                                            Chief Executive Officer




                            SECTION 906 CERTIFICATION

         I, James L. Koenig, Chief Financial Officer of Eye Care International, Inc., certify, pursuant to 18 U.S.C. (S)1350, as enacted by (S)906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Annual, Report on Form 1O-KSB for the year ended December 31, 2001 (the "Annual Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Eye Care international, Inc.

Dated: September 20, 2002

                                       by: /s/ James L. Koenig
                                          -------------------------------------
                                           James L. Koenig
                                           Chief Financial Officer